As filed with the Securities and Exchange Commission on November 5, 2004.

                                                    Registration No. 333-____



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             REDWOOD EMPIRE BANCORP
                             ----------------------
             (Exact name of registrant as specified in its charter)

                          California                           68-0166366
                          -----------                          -----------
                (State or other jurisdiction of             (I.R.S. Employer
                incorporation or organization)             Identification No.)

                     111 Santa Rosa Avenue
                    Santa Rosa, California                       95404
                    ----------------------                       -----
                     (Address of Principal                    (Zip Code)
                      Executive Offices)

                              EMPLOYMENT AGREEMENT,
                           EFFECTIVE DECEMBER 1, 2003,
                    BETWEEN NATIONAL BANK OF THE REDWOODS AND
                               STEPHEN A. FLEMING

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                            EFFECTIVE MARCH 31, 2004
                    BETWEEN NATIONAL BANK OF THE REDWOODS AND
                               STEPHEN A. FLEMING

                             REDWOOD EMPIRE BANCORP
                     NONSTATUTORY STOCK OPTION GRANT NOTICE
              TO STEPHEN A. FLEMING AND THE STOCK OPTION AGREEMENT
                 AND FORM OF NOTICE OF EXERCISE ATTACHED THERETO
                 -----------------------------------------------
                            (Full title of the plan)


                                                             Copy to:
                   PATRICK W. KILKENNY                 Rodney R. Peck, Esq.
          President and Chief Executive Officer        Pillsbury Winthrop LLP
                  111 Santa Rosa Avenue                 50 Fremont Street
               Santa Rosa, California 9404       San Francisco, California 94105
                     (707) 573-4800                        (415) 983-1000
               ---------------------------       -------------------------------
          (Name, address, and telephone number,
       including area code, of agent for service)




10801819v2

                         CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------------------------------

     Title of                      Amount                 Proposed Maximum              Proposed                    Amount of
   Securities To                    To Be                  Offering Price           Maximum Aggregate             Registration
   Be Registered                 Registered                   per Share              Offering Price                    Fee
--------------------------------------------------------------------------------------------------------------------------------

Common Stock,
no par value                    32,000 (1)(4)                $25.41 (2)               $813,120 (2)                 $103.02 (3)

--------------------------------------------------------------------------------------------------------------------------------






(1) Estimated maximum aggregate number of shares of Redwood Empire Bancorp Common Stock that may be awarded and/or sold pursuant to the Plan.

(2)  Computed upon the basis of the price at which the options may be exercised.

(3)  Calculated pursuant to Rule 457(h) under the Securities Act of 1933.

(4) This Registration Statement shall also cover any additional shares of Common Stock which become issuable pursuant to this Registration Statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock

                                -----------------

     The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

--------------------------------------------------------------------------------













10801819v2                              - 2 -

This registration statements covers 32,000 shares of common stock of the Registrant underlying options granted by the Registrant to Stephen A. Fleming as an inducement to accept and continue employment with the Registrant. These options were granted pursuant to Mr. Fleming's employment agreement with National Bank of the Redwoods and the terms of the options are governed by a Nonstatutory Stock Option Grant Notice and the Stock Option Agreement and Form of Notice of Exercise attached thereto.


                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.   Incorporation of Documents by Reference.

         The following documents previously filed by the Registrant with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference in this Registration Statement:

(a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission on March 30, 2004;

(b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, as filed with the Commission on May 12, 2004, and June 30, 2004, as filed with the Commission on August 13, 2004;

(c) The Registrant's Current Report on Form 8-K, as filed with the Commission on August 26, 2004; and

(d) The description of the Registrant's common stock contained in the Registration Statement on Form 8-A, as filed with the Commission on October 28, 1998, including any subsequent amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment of this Registration Statement which indicates that all securities being offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 6.   Indemnification of Directors and Officers.

         Section 317 of the California Corporations Code authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors, officers, employees and other agents in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended. Articles IV and V of the Registrant's Articles of Incorporation and
Article VI of the Registrant's Amended and Restated Bylaws provide for indemnification of the Registrant's directors, officers, employees, and other agents to the maximum extent permitted by the California Corporations Code.


Item 8.   Exhibits.

Exhibit
Number                     Description
-------                    -----------

4.1 Employment Agreement, effective December 1, 2003, between National Bank of the Redwoods and Stephen A. Fleming. (1)*

4.2 First Amendment to Employment Agreement, effective March 31, 2004, between National Bank of the Redwoods and Stephen A. Fleming. (2)*







10801819v2                              - 3 -

4.3 Redwood Empire Bancorp Nonstatutory Stock Option Grant Notice to Stephen A. Fleming and the Stock Option Agreement and Form of Notice of Exercise attached thereto*

5.0             Opinion regarding legality of securities to be offered.

23.1            Consent of Crowe, Chizek, and Company LLC.

23.2            Consent of Pillsbury Winthrop LLP (included in Exhibit 5.0).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

----------------------

(1) Attached as Exhibit 10.20 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission on March 30, 2004, and incorporated by reference herein.

(2) Attached as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, as filed with the Commission on April 8, 2004, and incorporated by reference herein.

*    Management compensatory plan or arrangement


Item 9.   Undertakings.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (b) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (c) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  Provided, however, that paragraphs (1)(a) and (1)(b) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.



10801819v2                              - 4 -

         (5) That, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.











10801819v2                              - 5 -

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Rosa, State of California, on November 5, 2004.

                                   REDWOOD EMPIRE BANCORP


                                   By /s/ Kim C. McClaran
                                      Kim C. McClaran
                                      ---------------------------
                                      Vice President and Chief Financial Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Redwood Empire Bancorp, do hereby constitute and appoint Kim C. McClaran and Patrick W. Kilkenny, and each of them, our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for each of us and in each of our names, places and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his/her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on November 5, 2004.


               Signature                                 Title

                                                President, Chief Executive
        /s/ Patrick W. Kilkenny                 Officer, and Director
        --------------------------
        Patrick W. Kilkenny

                                                Vice President and
        /s/ Kim C. McClaran                     Chief Financial Officer
        --------------------------
        Kim C. McClaran



        /s/ John H. Brenengen                   Director
        --------------------------
        John H. Brenengen


        /s/ Stephen A. Fleming                  Director
        --------------------------
        Stephen A. Fleming


        /s/ Dana R. Johnson                     Director
        --------------------------
        Dana R. Johnson


        /s/ Mark H. Rodebaugh                   Director
        --------------------------
        Mark H. Rodebaugh






10801819v2                              Signature Page

        /s/ Gregory J. Smith                    Director
        --------------------------
        Gregory J. Smith


        /s/ William B. Stevenson                Director
        --------------------------
        William B. Stevenson


        /s/ David B. Warner                     Director
        --------------------------
        David B. Warner

















10801819v2                              Signature Page

                                INDEX TO EXHIBITS


Exhibit
Number                     Description
--------                   -----------

4.1 Employment Agreement, effective December 1, 2003, between N ational Bank of the Redwoods and Stephen A. Fleming. (1)*

4.2 First Amendment to Employment Agreement, effective March 31, 2004, between National Bank of the Redwoods and Stephen A. Fleming. (2)*

4.3 Redwood Empire Bancorp Nonstatutory Stock Option Grant Notice to Stephen A. Fleming and the Stock Option Agreement and Form of Notice of Exercise attached thereto*

5.0             Opinion regarding legality of securities to be offered.

23.1            Consent of Crowe, Chizek, and Company LLC.

23.2            Consent of Pillsbury Winthrop LLP (included in Exhibit 5.0).

24.0 Power of Attorney (included as part of the signature page to this Registration Statement).

----------------------

(1) Attached as Exhibit 10.20 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission on March 30, 2004, and incorporated by reference herein.

(2) Attached as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, as filed with the Commission on April 8, 2004, and incorporated by reference herein.

*    Management compensatory plan or arrangement












10801819v2                              Index to Exhibits